UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 13, 2004


                               UnionBancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-28846                  36-3145350
 State or other jurisdiction         (Commission              (IRS Employer
      of Incorporation               File Number)           Identification No.)



                     321 West Main Street, Ottawa, IL 61350
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (815) 431-2720
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7.       Financial Statements and Exhibits.

              (a) Exhibits.
                  ---------

                  Exhibit Number
                  --------------

                  99.1 Press Release, dated May 13, 2004 issued by UnionBancorp, Inc.

Item 12.      Results of Operations and Financial Condition.

              The information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

              On May 13, 2004, UnionBancorp, Inc. issued a news release to report its financial results for the quarter ended March 31, 2004. The release is furnished as Exhibit 99.1 hereto.


                                       2.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UNIONBANCORP, INC.



Dated:  May 13, 2004               /s/ DEWEY R. YAEGER
                                   ---------------------------------------------
                                   Dewey R. Yaeger
                                   President and Principal Executive Officer



Dated:  May 13, 2004               /s/ KURT R. STEVENSON
                                   ---------------------------------------------
                                   Kurt R. Stevenson
                                   Senior Vice President and Principal Financial
                                   and Accounting Officer


                                       3.

                                  EXHIBIT INDEX

Exhibit Number
--------------
     99.1                  Press Release, dated May 13, 2004 issued by
                           UnionBancorp, Inc.


                                       4.